Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes
16.	Income Taxes

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The significant components of our deferred tax assets and liabilities are as follows (in thousands):

	December 31,
	2017	2018
Deferred tax assets:
Net operating losses	$47,840	$56,555
Tax credit carryforward	5,463	6,709
Non qualifying stock options	4,865	7,861
Other	3,774	4,523

Total deferred tax assets	61,942	75,648

Valuation allowance	(56,679)	(70,722)

Deferred tax assets, net of valuation allowance	5,263	4,926

Deferred tax liabilities:
Tangible and intangible assets	(5,263)	(4,926)

Net deferred taxes	$—	$—

ASC Topic 740, Income Taxes, requires that the tax benefit of net operating losses, temporary differences and credit carryforwards be recorded as an asset to the extent that management assesses that realization is “more likely than not.” Realization of the future tax benefits is dependent on our ability to generate sufficient taxable income within the carryforward period. Because of our history of operating losses, management believes that recognition of the deferred tax assets arising from the above-mentioned future tax benefits is currently not likely to be realized and, accordingly, has provided a valuation allowance. The valuation allowance decreased $9.7 million and increased by $14.0 million during the years ended December 31, 2017 and 2018, respectively.

On December 22, 2017, the Tax Cuts and Jobs Act of 2017 (“TCJA”) was signed into law, making significant changes to the Internal Revenue Code, including a decrease in the federal corporate tax rate from 35% to 21%. Taxpayers are required to recognize the effect of tax law changes in the period of enactment. The re-measurement resulted in a total decrease in these net assets equal to $25.0 million, which was fully offset by a corresponding reduction in the valuation allowance. As of December 31, 2018, we completed our assessment of the impact of the changes due to the TCJA and the provisional amounts recorded are final.

Federal tax laws impose substantial restrictions on the utilization of net operating loss and credit carryforwards in the event of an ownership change, as defined in Section 382 of the Internal Revenue Code. Accordingly, our ability to utilize these carryforwards may be limited due to such ownership change. We have completed a Section 382 analysis for approximately $186.9 million of our federal operating losses and there are no permanent limitations on the utilization of our federal net operating losses as of December 31, 2018. Net operating losses generated by Sequenta, Inc. of approximately $38.5 million prior to the our acquisition in January of 2015 were excluded from this analysis and maybe limited as we have not completed a Section 382 analysis. Under the newly enacted federal income tax law, federal net operating losses incurred in 2018 and in future years may be carried forward indefinitely, but the deductibility of such federal net operating losses is limited. Net operating losses generated prior to 2018 are eligible to carried forward up to 20 years. As of December 31, 2018, we had U.S. federal net operating losses of $47.3 million and U.S. federal tax credits of $6.0 million. The tax credit and net operating loss carryforwards will begin to expire in 2028.

The effective tax rate of our provision for income taxes differs from the federal statutory rate as follows:

	Year ended December 31,
	2017	2018
Statutory rate	34.0%	21.0%
State tax	1.8	5.5
Stock compensation	(1.7)	0.5
Permanent items	(0.1)	0.5
Credits	2.7	2.7
TCJA change in federal rate	(58.4)	—
Other	(0.7)	0.2
Change in valuation allowance	22.3	(30.3)

Total	0.0%	0.0%

We recognize, in our financial statements, the effect of a tax position when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. We had unrecognized tax benefits of approximately $1.3 million as of December 31, 2018. A reconciliation of the beginning and ending amounts of unrecognized tax benefits during the two years ended December 31, 2017 and 2018 are as follows (in thousands):

Balance at December 31, 2016	$844
Additions in 2017	187

Balance at December 31, 2017	1,031
Additions in 2018	229

Balance at December 31, 2018	$1,260

During the years ended December 31, 2017 and 2018, we recognized uncertain tax positions of $0.2 million related to a reduction of the research and development credit deferred tax asset. Unrecognized tax benefits may change during the next twelve months for items that arise in the ordinary course of business. We do not anticipate a material change to our unrecognized tax benefits over the next twelve months that would have an adverse effect on our operating results.

We recognize interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense. We had no accrued interest or penalties related to uncertain tax positions as of December 31, 2017 and 2018.

We file federal and certain state income tax returns, which provide varying statutes of limitations on assessments. However, because of net operating loss carryforwards, substantially all tax years since inception remain open to federal and state tax examination.